SUPPLEMENT DATED JANUARY 30, 2009

TO PROSPECTUS DATED MAY 1, 2008

Prudential Variable Contract Account GI-2

WITH RESPECT TO

AICPA GROUP VARIABLE UNIVERSAL LIFE

The following change is applicable to the AICPA Group Variable Universal Life prospectus:

Effective December 19, 2008, all references to Aon Securities Corporation are replaced with Aon Benfield Securities, Inc.

AICPA102 Ed. 1/2009